UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 1, 2023

The AZEK Company Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39322	90-1017663
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1330 W Fulton Street 350 Chicago, Illinois		60607
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (877) 275-2935

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.001 per share	AZEK	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 1, 2023, The AZEK Company Inc. (the "Company") announced that, in connection with the sale of its Vycom business as described below, Jonathan Skelly has been appointed President, Residential and Commercial. Mr. Skelly has served as President of the Company’s Residential Segment since July 2022. Mr. Skelly joined the Company in 2018 and has also served as Senior Vice President, Customer Experience as well as Senior Vice President, Strategy & Execution. In connection with the Vycom sale and the expansion of his responsibilities, effective October 1, 2023, Mr. Skelly’s annual base salary was increased to $550,000 and his target annual cash incentive opportunity was increased to 75% of base salary. Scott Van Winter, previously President of the Company’s Commercial Segment, will continue to lead operations in Scranton, as President of Scranton Products.

There are no arrangements or understandings or material amendments to any arrangements or understandings between either of Mr. Skelly or Mr. Van Winter and any other person pursuant to which either Mr. Skelly or Mr. Van Winter was appointed to his new role, except as described above.

Item 7.01. Regulation FD Disclosure.

On November 1, 2023, the Company also announced the closing of the previously announced sale of its Vycom business, a division of its Commercial Segment, to Ohio-based Plaskolite, LLC. A copy of the press release is attached to this report as Exhibit 99.1 and incorporated herein by reference.

The information in Item 7.01 of this report (including Exhibit 99.1) is being furnished and shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise expressly stated in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
99.1	Press release dated November 1, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

The AZEK Company Inc.

Date: November 1, 2023	By:	/s/ Morgan Walbridge
Morgan Walbridge
Senior Vice President, Chief Legal Officer and Secretary